Dreyfus Treasury and Agency
Liquidity Money Market Fund

Prospectus | March 31, 2025

Single Share (DTLXX)

As with all mutual funds, the Securities and Exchange Commission has not approved or disapproved these securities or passed upon the adequacy of this prospectus. Any representation to the contrary is a criminal offense.

Contents

Fund Summary

Fund Summary	1
Fund Details

Goal and Approach	5
Investment Risks	6
Management	7
Shareholder Guide

Buying and Selling Shares	9
General Policies	10
Distributions and Taxes	11
Services for Fund Investors	11
Financial Highlights

Financial Highlights	13
For More Information

See back cover.

Fund Summary

Investment Objective

The fund seeks as high a level of current income as is consistent with the preservation of capital and the maintenance of liquidity.

Fees and Expenses

This table describes the fees and expenses that you may pay if you buy, hold and sell shares of the fund. You may pay other fees, such as brokerage commissions and other fees to financial intermediaries, which are not reflected in the table and examples below.

Annual Fund Operating Expenses (expenses that you pay each year as a percentage of the value of your investment)
Management fees	.08
Other expenses	.01
Total annual fund operating expenses	.09

Example

The Example is intended to help you compare the cost of investing in the fund with the cost of investing in other mutual funds. The Example assumes that you invest $10,000 in the fund for the time periods indicated and then hold or redeem all of your shares at the end of those periods. The Example also assumes that your investment has a 5% return each year and that the fund's operating expenses remain the same. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

1 Year	3 Years	5 Years	10 Years
$9	$29	$51	$115
Principal Investment Strategy

The fund pursues its investment objective by investing only in U.S. Treasury securities, repurchase agreements collateralized solely by U.S. Treasury securities or securities issued by U.S. government agencies that are backed by the full faith and credit of the U.S. government, and cash. The fund is a money market fund subject to the maturity, quality, liquidity and diversification requirements of Rule 2a-7 under the Investment Company Act of 1940, as amended, and seeks to maintain a stable share price of $1.00.

The fund is a "government money market fund," as that term is defined in Rule 2a-7, and as such is required to invest at least 99.5% of its total assets in securities issued or guaranteed as to principal and interest by the U.S. government or its agencies or instrumentalities, repurchase agreements collateralized solely by cash and/or government securities, and cash.

The fund invests in U.S. Treasury securities and seeks to enter into repurchase agreements that present minimal credit risk, based on an assessment by Dreyfus, a division of Mellon Investments Corporation (Dreyfus), the fund's sub-adviser, of the issuer's, guarantor's or counterparty's credit quality and capacity to meet its financial obligations, among other factors. As part of this assessment, to the extent relevant information is available, Dreyfus also evaluates whether environmental, social and governance (ESG) factors could have a positive, negative or neutral impact on the entity's financial condition (including cash flows, revenues, and short-term debt coverage) and competitive positioning or reputation within the relevant sector. The relevance and significance of these ESG factors to an entity's financial condition, competitive positioning or reputation vary and are dependent on the specific sector in which an issuer, guarantor or counterparty operates.

With respect to counterparties to repurchase agreements, relevant ESG considerations may include carbon financing and exposure, privacy and data security, responsible investments, corporate governance, business ethics, and financial system stability.

As part of its credit risk analysis, Dreyfus evaluates material ESG factors for the U.S. government and U.S. government agencies. These factors are evaluated from a sovereign perspective and may include environmental risks such as natural disasters, weather patterns and climate change; social factors such as long-term demographic trends, health equality and education standards; and governance factors such as the quality of institutional frameworks. In this regard, ESG considerations are generally expected to have a neutral impact on investment decisions pertaining to U.S. Treasury securities or securities issued by U.S. government agencies that are backed by the full faith and credit of the U.S. government, as other factors such as the financial condition, liquidity and market positioning are expected to outweigh ESG factors.

In evaluating ESG factors, Dreyfus considers ESG research developed by one or more of its affiliates or third parties, including ESG assessments and commentary provided by credit rating agencies, and other material ESG information as available. Identified ESG factors are incorporated within Dreyfus's credit risk analysis to determine whether such ESG factors have a positive, negative or neutral impact on Dreyfus's assessment of creditworthiness. Based on this determination, the fund may adjust the applicable credit or maturity limits for the relevant issuer, guarantor or counterparty. Dreyfus, however, may determine, across all investments within the fund, that other attributes of creditworthiness, such as sources of liquidity and market positioning, outweigh ESG considerations when making an investment decision, and may not consider available ESG data in connection with every investment decision it makes on behalf of the fund. As a result, the fund may enter into repurchase agreements, for example, with counterparties that may be negatively impacted by ESG factors.

Principal Risks

An investment in the fund is not a bank account or a bank deposit. It is not insured or guaranteed by the Federal Deposit Insurance Corporation (FDIC) or any other government agency. You could lose money by investing in the fund. Although the fund seeks to preserve the value of your investment at $1.00 per share, it cannot guarantee it will do so. The fund's yield will fluctuate as the short-term securities in its portfolio mature or are sold and the proceeds are reinvested in securities with different interest rates. BNY Mellon Investment Adviser, Inc. and its affiliates are not required to reimburse the fund for losses, and you should not expect that BNY Mellon Investment Adviser, Inc. or its affiliates will provide financial support to the fund at any time, including during periods of market stress. The following are the principal risks that could reduce the fund's income level and/or share price:

• Interest rate risk: This risk refers to the decline in the prices of fixed-income securities that may accompany a rise in the overall level of interest rates. A sharp and unexpected rise in interest rates could impair the fund's ability to maintain a stable net asset value. A wide variety of market factors can cause interest rates to rise, including central bank monetary policy, rising inflation and changes in general economic conditions. It is difficult to predict the pace at which central banks or monetary authorities may increase (or decrease) interest rates or the timing, frequency, or magnitude of such changes. Changing interest rates may have unpredictable effects on markets, may result in heightened market volatility and may detract from fund performance.

• Liquidity risk: When there is little or no active trading market for specific types of securities, it can become more difficult to sell the securities in a timely manner at or near their perceived value. In such a market, the value of such securities may fall dramatically, potentially impairing the fund's ability to maintain a stable net asset value.

• Market risk: The value of the securities in which the fund invests may be affected by political, regulatory, economic and social developments.  Events such as war, acts of terrorism, the spread of infectious illness or other public health issue, recessions, or other events could have a significant impact on the fund and its investments. Recent examples include pandemic risks related to COVID-19 and aggressive measures taken world-wide in response by governments, including closing borders, restricting international and domestic travel, and the imposition of prolonged quarantines of large populations, and by businesses, including changes to operations and reducing staff.

• U.S. Treasury securities risk: A security backed by the U.S. Treasury or the full faith and credit of the United States is guaranteed only as to the timely payment of interest and principal when held to maturity, but the market prices for such securities are not guaranteed and will fluctuate.

• Repurchase agreement counterparty risk: The fund is subject to the risk that a counterparty in a repurchase agreement could fail to honor the terms of the agreement.

• ESG evaluation risk: As part of Dreyfus's assessment of an issuer's, guarantor's or counterparty's credit quality and capacity to meet its financial obligations, the consideration of ESG factors may contribute to the fund making different investments than funds that invest in money market securities but do not incorporate ESG considerations when selecting investments. Under certain economic conditions, this could cause the fund to underperform funds that do not incorporate ESG considerations. For example, the incorporation of ESG considerations may result in the fund forgoing opportunities to buy certain securities when it might otherwise be advantageous to do so or selling securities when it might otherwise be disadvantageous for the fund to do so. The incorporation of ESG considerations may also affect the fund's exposure to certain sectors and/or types of investments, which may adversely impact the fund's performance depending on whether such sectors or investments are in or out of favor in the market. Dreyfus's security selection process incorporates ESG data provided by affiliated and unaffiliated data providers, which may be limited for certain issuers, guarantors and repurchase agreement counterparties and/or only take into account one or a few ESG related components. In addition, ESG data may include quantitative and/or qualitative measures, and consideration of this data may be subjective. Different methodologies may be used by the various data sources that provide ESG data for issuers, guarantors and counterparties, including the issuers, guarantors and counterparties themselves. ESG data from data providers used by Dreyfus often lack standardization, consistency and transparency, and, for certain issuers, guarantors and counterparties, such data, including ESG ratings and scores, may not be available, complete or accurate. Dreyfus's evaluation of ESG factors relevant to the financial condition or risk profile of a particular issuer or guarantor of securities or repurchase agreement counterparty, or otherwise, may be adversely affected in such instances. As a result, the fund's investments may differ from, and potentially underperform, funds that incorporate ESG data from other sources or utilize other methodologies.

Performance

The following bar chart and table provide some indication of the risks of investing in the fund. The bar chart shows changes in the performance of the fund's shares from year to year. The table shows the average annual total returns of the fund's shares over time. The fund's past performance is not necessarily an indication of how the fund will perform in the future. More recent performance information may be available at www.dreyfus.com.

Year-by-Year Total Returns as of 12/31 each year (%)

During the periods shown in the chart: Best Quarter 2023, Q4: 1.34 Worst Quarter 2021, Q4: 0.00

Average Annual Total Returns (as of 12/31/24)
1 Year	5 Years	Since Inception (12/18/2017)
5.25%	2.45%	2.30%
Institutions may call toll-free 1-800-373-9387 (inside the U.S. only) for the current yield of the fund's shares.
Portfolio Management

The fund's investment adviser is BNY Mellon Investment Adviser, Inc. (BNYM Investment Adviser). BNYM Investment Adviser has engaged its affiliate, Dreyfus, a division of Mellon Investments Corporation, to serve as the fund's sub-adviser.

Purchase and Sale of Fund Shares

The fund is designed for institutional investors; specifically, (a) registered investment advisers that make an initial investment in the fund of at least $3 billion or, in the opinion of BNY Institutional Services, that have adequate intent and availability of assets to reach a future level of investment of $3 billion in the fund and (b) institutional investors that make an initial investment in the fund of at least $3 billion on behalf of themselves or on behalf of their clients who make an initial investment in the fund of at least $3 billion or, in each case, in the opinion of BNY Institutional Services, that have adequate intent and availability of assets to reach a future aggregate level of investment of $3 billion in the fund. There is no minimum for subsequent investments. The fund and BNY Institutional Services have the sole right to accept orders to purchase fund shares and reserve the right to reject any order in whole or in part. You may sell

(redeem) your shares on any business day by telephone or compatible computer facility. Your shares will be sold at the next net asset value calculated after your order is received in proper form.

Tax Information

The fund's distributions are taxable as ordinary income or capital gains, except when your investment is through a U.S. tax-advantaged investment plan (in which case you may be taxed upon withdrawal of your investment from such account).

Payments to Broker-Dealers and Other Financial Intermediaries

If you purchase shares through a broker-dealer or other financial intermediary (such as a bank), the fund's distributor and its related companies may pay the intermediary for the sale of fund shares and related services. To the extent that the intermediary may receive lesser or no payments in connection with the sale of other investments, the payments from the fund's distributor and its related companies may create a potential conflict of interest by influencing the broker-dealer or other intermediary and your financial representative to recommend the fund over the other investments. This potential conflict of interest may be addressed by policies, procedures or practices adopted by the financial intermediary. As there may be many different policies, procedures or practices adopted by different intermediaries to address the manner in which compensation is earned through the sale of investments or the provision of related services, the compensation rates and other payment arrangements that may apply to a financial intermediary and its representatives may vary by intermediary. Ask your financial representative or visit your financial intermediary's website for more information.

Fund Details

Goal and Approach

The fund seeks as high a level of current income as is consistent with the preservation of capital and the maintenance of liquidity. The fund pursues its investment objective by investing only in U.S. Treasury securities, repurchase agreements collateralized solely by U.S. Treasury securities or securities issued by U.S. government agencies that are backed by the full faith and credit of the U.S. government, and cash. The fund is a money market fund subject to the maturity, quality, liquidity and diversification requirements of Rule 2a-7 under the Investment Company Act of 1940, as amended, and seeks to maintain a stable share price of $1.00.

The fund is a "government money market fund," as that term is defined in Rule 2a-7, and as such is required to invest at least 99.5% of its total assets in securities issued or guaranteed as to principal and interest by the U.S. government or its agencies or instrumentalities, repurchase agreements collateralized solely by cash and/or government securities, and cash. The fund typically invests exclusively in U.S. Treasury securities and repurchase agreements collateralized solely by U.S. Treasury securities or securities issued by U.S. government agencies that are backed by the full faith and credit of the U.S. government. The fund will provide shareholders with at least 60 days' prior notice of any changes to its policy to invest, under normal conditions, exclusively in U.S. Treasury securities and fully-collateralized repurchase agreements.

As a government money market fund, the fund is not required to impose a liquidity fee upon the sale of fund shares and has chosen not to rely on the ability to do so. If the fund's board chooses to rely on the ability to impose discretionary liquidity fees in the future, the fund will provide shareholders with at least 60 days' prior notice of the change.

The repurchase agreements in which the fund may invest may include tri-party repurchase agreements executed through a third party bank that provides payment administration, collateral custody and management services to the parties to the repurchase agreements.

Among other requirements, the fund is required to invest (as measured at acquisition) at least 50% of its assets in cash, U.S. Treasury securities, certain other government securities with remaining maturities of 60 days or less, or securities that can readily be converted into cash within five business days. In addition, the fund is required to invest (as measured at acquisition) at least 25% of its assets in cash, U.S. Treasury securities or securities that can readily be converted into cash within one business day. The fund must maintain an average dollar-weighted portfolio maturity of 60 days or less and a maximum weighted average life to maturity of 120 days.

In response to liquidity needs or unusual market conditions, the fund may hold all or a significant portion of its total assets in cash for temporary defensive purposes. This may result in a lower current yield and prevent the fund from achieving its investment objective.

The fund invests in U.S. Treasury securities and seeks to enter into repurchase agreements that present minimal credit risk, based on Dreyfus's assessment of the issuer's, guarantor's or counterparty's credit quality and capacity to meet its financial obligations, among other factors. As part of this assessment, to the extent relevant information is available, Dreyfus also evaluates whether environmental, social and governance (ESG) factors could have a positive, negative or neutral impact on the entity's financial condition (including cash flows, revenues, and short-term debt coverage) and competitive positioning or reputation within the relevant sector. The relevance and significance of these ESG factors to an entity's financial condition, competitive positioning or reputation vary and are dependent on the specific sector in which an issuer, guarantor or counterparty operates.

With respect to counterparties to repurchase agreements, relevant ESG considerations may include carbon financing and exposure, privacy and data security, responsible investments, corporate governance, business ethics, and financial system stability. Repurchase agreement counterparties are evaluated for material ESG risks regardless of the agreement's underlying collateral.

As part of its credit risk analysis, Dreyfus evaluates material ESG factors for the U.S. government, and U.S. government agencies. These factors are evaluated from a sovereign perspective and may include environmental risks such as natural disasters, weather patterns and climate change; social factors such as long-term demographic trends, health equality and education standards; and governance factors such as the quality of institutional frameworks. In this regard, ESG considerations are generally expected to have a neutral impact on investment decisions pertaining to U.S. Treasury securities or securities issued by U.S. government agencies that are backed by the full faith and credit of the U.S. government, as other factors such as the financial condition, liquidity and market positioning are expected to outweigh ESG factors.

In evaluating ESG factors, Dreyfus considers ESG research developed by one or more of its affiliates or third parties, including ESG assessments and commentary provided by credit rating agencies, and other material ESG information as available. The scope of such ESG research may vary significantly depending on the issuer, guarantor or counterparty and may be limited or unavailable. Identified ESG factors are incorporated within Dreyfus's credit risk analysis to determine whether such ESG factors have a positive, negative or neutral impact on Dreyfus's assessment of creditworthiness. Based on this determination, the fund may adjust the applicable credit or maturity limits for the relevant issuer, guarantor or counterparty. Dreyfus, however, may determine, across all investments within the fund, that other attributes of creditworthiness, such as sources of liquidity and market positioning, outweigh ESG considerations when making an investment decision, and may not consider available ESG data in connection with every investment decision it makes on behalf of the fund. As a result, the fund may enter into repurchase agreements, for example, with counterparties that may be negatively impacted by ESG factors.

More information about the fund's portfolio securities and investment techniques, and associated risks, is provided in the fund's Statement of Additional Information.

Investment Risks

An investment in the fund is not a bank account or a bank deposit. It is not insured or guaranteed by the FDIC or any other government agency. You could lose money by investing in the fund. Although the fund seeks to preserve the value of your investment at $1.00 per share, it cannot guarantee it will do so. The fund's yield will fluctuate as the short-term securities in its portfolio mature or are sold and the proceeds are reinvested in securities with different interest rates. BNYM Investment Adviser and its affiliates are not required to reimburse the fund for losses, and you should not expect that BNYM Investment Adviser or its affiliates will provide financial support to the fund at any time, including during periods of market stress. The following are the principal risks that could reduce the fund's income level and/or share price:

• Interest rate risk: Prices of fixed-income securities tend to move inversely with changes in interest rates. Interest rate risk refers to the decline in the prices of fixed-income securities that may accompany a rise in the overall level of interest rates. A sharp and unexpected rise in interest rates could impair the fund's ability to maintain a stable net asset value.  A wide variety of market factors can cause interest rates to rise, including central bank monetary policy, rising inflation and changes in general economic conditions. It is difficult to predict the pace at which central banks or monetary authorities may increase (or decrease) interest rates or the timing, frequency, or magnitude of such changes.  A low interest rate environment may prevent the fund from providing a positive yield or paying fund expenses out of fund assets and impair the fund's ability to maintain a stable net asset value. Changing interest rates may have unpredictable effects on markets, may result in heightened market volatility and may detract from fund performance. In such an interest rate environment, the fund may be subject to a greater risk of principal decline from rising interest rates.

• Liquidity risk: When there is little or no active trading market for specific types of securities, it can become more difficult to sell the securities in a timely manner at or near their perceived value. In such a market, the value of such securities may fall dramatically, potentially impairing the fund's ability to maintain a stable net asset value. Liquidity risk also may refer to the risk that the fund will not be able to pay redemption proceeds within the allowable time period stated in this prospectus because of unusual market conditions, an unusually high volume of redemption requests, or other reasons. To meet redemption requests, the fund may be forced to sell securities at an unfavorable time and/or under unfavorable conditions, which may impair the fund's ability to maintain a stable net asset value.

• Market risk: The value of the securities in which the fund invests may be affected by political, regulatory, economic and social developments.  Events such as war, acts of terrorism, the spread of infectious illness or other public health issue, recessions, or other events could have a significant impact on the fund and its investments.  Recent examples include pandemic risks related to COVID-19 and aggressive measures taken world-wide in response by governments, including closing borders, restricting international and domestic travel, and the imposition of prolonged quarantines of large populations, and by businesses, including changes to operations and reducing staff. The COVID-19 pandemic has had, and any other outbreak of an infectious disease or other serious public health concern could have, a significant negative impact on economic and market conditions and could trigger a prolonged period of global economic slowdown.

• U.S. Treasury securities risk: A security backed by the U.S. Treasury or the full faith and credit of the United States is guaranteed only as to the timely payment of interest and principal when held to maturity, but the market prices for such securities are not guaranteed and will fluctuate. In addition, such guarantees do not extend to shares of the fund itself. Because U.S. Treasury securities trade actively outside the United States, their prices may rise and fall as changes in global economic conditions affect the demand for these securities.

• Repurchase agreement counterparty risk: The fund is subject to the risk that a counterparty in a repurchase agreement and/or, for a tri-party repurchase agreement, the third party bank providing payment administration, collateral custody and management services for the transaction, could fail to honor the terms of the agreement.

• ESG evaluation risk: As part of Dreyfus's assessment of an issuer's, guarantor's or counterparty's credit quality and capacity to meet its financial obligations, the consideration of ESG factors may contribute to the fund making different investments than funds that invest in money market securities but do not incorporate ESG considerations when selecting investments. Under certain economic conditions, this could cause the fund to underperform funds that do not incorporate ESG considerations. For example, the incorporation of ESG considerations may result in the fund forgoing opportunities to buy certain securities when it might otherwise be advantageous to do so or selling securities when it might otherwise be disadvantageous for the fund to do so. The incorporation of ESG considerations may also affect the fund's exposure to certain sectors and/or types of investments, which may adversely impact the fund's performance depending on whether such sectors or investments are in or out of favor in the market. Dreyfus's security selection process incorporates ESG data provided by affiliated and unaffiliated data providers, which may be limited for certain issuers, guarantors and repurchase agreement counterparties and/or only take into account one or a few ESG related components. In addition, ESG data may include quantitative and/or qualitative measures, and consideration of this data may be subjective. Different methodologies may be used by the various data sources that provide ESG data for issuers, guarantors and counterparties, including the issuers, guarantors and counterparties themselves. ESG data from data providers used by Dreyfus often lack standardization, consistency and transparency, and, for certain issuers, guarantors and counterparties, such data, including ESG ratings and scores, may not be available, complete or accurate. Dreyfus's evaluation of ESG factors relevant to the financial condition or risk profile of a particular issuer or guarantor of securities or repurchase agreement counterparty, or otherwise, may be adversely affected in such instances. As a result, the fund's investments may differ from, and potentially underperform, funds that incorporate ESG data from other sources or utilize other methodologies.

Management

Investment Adviser

The fund's investment adviser is BNY Mellon Investment Adviser, Inc., 240 Greenwich Street, New York, New York 10286. BNYM Investment Adviser manages approximately $359 billion in 92 mutual fund portfolios. For the past fiscal year, the fund paid BNYM Investment Adviser a management fee at the annual rate of .08% of the value of the fund's average daily net assets. A discussion regarding the basis for the board's approving the fund's management agreement with BNYM Investment Adviser is available in the fund's semi-annual report for the six-month period ended May 31, 2024. BNYM Investment Adviser is the primary mutual fund business of The Bank of New York Mellon Corporation (BNY), a global investments company dedicated to helping its clients manage and service their financial assets throughout the investment lifecycle. Whether providing financial services for institutions, corporations or individual investors, BNY delivers informed investment management and investment services in 35 countries. BNY is a leading investment management and investment services company, uniquely focused to help clients manage and move their financial assets in the rapidly changing global marketplace. BNY has $52 trillion in assets under custody and administration and $2 trillion in assets under management. BNY is the corporate brand of The Bank of New York Mellon Corporation and may be used to reference the corporation as a whole and/or its various subsidiaries generally. BNY Investments is one of the world's leading investment management organizations, and one of the top U.S. wealth managers, encompassing BNY's affiliated investment management firms, wealth management services and global distribution companies. Additional information is available at www.bny.com/investments.

The asset management philosophy of BNYM Investment Adviser is based on the belief that discipline and consistency are important to investment success. For each fund, BNYM Investment Adviser seeks to establish clear guidelines for portfolio management and to be systematic in making decisions. This approach is designed to provide each fund with a distinct, stable identity.

Sub-Adviser

BNYM Investment Adviser has engaged its affiliate, Dreyfus, to serve as the fund's sub-adviser. Dreyfus is a division of Mellon Investments Corporation, a registered investment adviser and an indirect wholly-owned subsidiary of BNY, with its principal office located at One Boston Place, 15th Floor, Boston, MA 02108. As of December 31, 2024, Mellon Investments Corporation had approximately $912.8 billion of assets under management, which includes approximately $414 billion in assets managed by investment personnel of Mellon Investments Corporation acting in their capacity as officers of affiliated entities (including BNYM Investment Adviser) and the Dreyfus division of Mellon Investments Corporation. Dreyfus, subject to BNYM Investment Adviser's supervision and approval, provides investment advisory assistance and research and the day-to-day management of the fund's assets. A discussion regarding the basis for the board's approving the sub-investment advisory agreement between BNYM Investment Adviser and Dreyfus is available in the fund's semi-annual report for the six-month period ended May 31, 2024.

Distributor

BNY Mellon Securities Corporation (BNYMSC), a wholly-owned subsidiary of BNYM Investment Adviser, serves as distributor of the fund and of the other funds in the BNY Mellon Family of Funds. BNYM Investment Adviser or BNYMSC may provide cash payments out of its own resources to financial intermediaries that sell shares of funds in the BNY Mellon Family of Funds or provide other services. Such payments are separate from any fees or other expenses that may be paid by the fund to those financial intermediaries. Because those payments are not made by fund shareholders or the fund, the fund's total expense ratio will not be affected by any such payments. These payments may be made to financial intermediaries, including affiliates, that provide shareholder servicing, sub-administration, recordkeeping and/or sub-transfer agency services, marketing support and/or access to sales meetings, sales representatives and management representatives of the financial intermediary. Cash compensation also may be paid from BNYM Investment Adviser's or BNYMSC's own resources to financial intermediaries for inclusion of a fund on a sales list, including a preferred or select sales list or in other sales programs. These payments sometimes are referred to as "revenue sharing." From time to time, BNYM Investment Adviser or BNYMSC also may provide cash or non-cash compensation to financial intermediaries or their representatives in the form of occasional gifts; occasional meals, tickets or other entertainment; support for due diligence trips; educational conference sponsorships; support for recognition programs; technology or infrastructure support; and other forms of cash or non-cash compensation permissible under broker-dealer regulations. In some cases, these payments or compensation may create an incentive for a financial intermediary or its employees to recommend or sell shares of the fund to you. This potential conflict of interest may be addressed by policies, procedures or practices that are adopted by the financial intermediary. As there may be many different policies, procedures or practices adopted by different intermediaries to address the manner in which compensation is earned through the sale of investments or the provision of related services, the compensation rates and other payment arrangements that may apply to a financial intermediary and its representatives may vary by intermediary. Please contact your financial representative for details about any payments they or their firm may receive in connection with the sale of fund shares or the provision of services to the fund.

The fund, BNYM Investment Adviser, Dreyfus and BNYMSC have each adopted a code of ethics that permits its personnel, subject to such code, to invest in securities, including securities that may be purchased or held by the fund. Each code of ethics restricts the personal securities transactions of employees, and requires portfolio managers and other investment personnel to comply with the code's preclearance and disclosure procedures. The primary purpose of the respective codes is to ensure that personal trading by employees is done in a manner that does not disadvantage the fund or other client accounts.

Shareholder Guide

Buying and Selling Shares

The fund is designed for institutional investors; specifically, (a) registered investment advisers that make an initial investment in the fund of at least $3 billion or, in the opinion of BNY Institutional Services, that have adequate intent and availability of assets to reach a future level of investment of $3 billion in the fund and (b) institutional investors that make an initial investment in the fund of at least $3 billion on behalf of themselves or on behalf of their clients who make an initial investment in the fund of at least $3 billion or, in each case, in the opinion of BNY Institutional Services, that have adequate intent and availability of assets to reach a future aggregate level of investment of $3 billion in the fund. There is no minimum for subsequent investments. The fund and BNY Institutional Services have the sole right to accept orders to purchase fund shares and reserve the right to reject any order in whole or in part.

Generally, each investor will be required to open a single master account with the fund for all purposes. In certain cases, the fund may request investors to maintain separate master accounts for shares held by the investor (i) for its own account, for the account of other institutions and for accounts for which the institution acts as a fiduciary, and (ii) for accounts for which the investor acts in some other capacity. An institution may arrange with the fund's transfer agent for sub-accounting services and will be charged directly for the cost of such services. Institutions purchasing fund shares for the benefit of their clients may impose policies, limitations and fees which are different from those described in this prospectus.

Your price for fund shares is the net asset value (NAV) per share.

The fund's portfolio securities are valued at amortized cost, which does not take into account unrealized gains or losses. As a result, portfolio securities are valued at their acquisition cost, adjusted over time based on the discounts or premiums reflected in their purchase price. The fund uses this valuation method pursuant to Rule 2a-7 under the Investment Company Act of 1940, as amended, in order to be able to maintain a price of $1.00 per share.

When calculating its NAV, the fund compares the NAV using amortized cost to its NAV using available market quotations or market equivalents, which generally are provided by an independent pricing service approved by the fund's board. The pricing service's procedures are reviewed under the general supervision of the board.

How to Buy Shares

The fund's NAV is calculated at 4:00 p.m. on any day the New York Stock Exchange (NYSE) is open for regular business.

Orders in proper form received and accepted by the fund or a financial intermediary that serves as agent for the fund by 4:00 p.m. will become effective at the NAV determined on that day and shares purchased will receive the dividend declared on that day. An order to purchase shares received by the fund will be deemed to be "in proper form" if the fund receives "federal funds" or other immediately available funds promptly thereafter. Unless other arrangements have been agreed to in advance, the fund generally expects to receive the funds within two hours after the order is received by the fund or a financial intermediary that serves as agent for the fund, or by 6:00 p.m., Eastern time, whichever is earlier. Orders submitted through a financial intermediary that does not serve as an agent for the fund are priced at the fund's NAV next calculated after the fund receives the order in proper form from the intermediary and accepts it, which may not occur on the day the order is submitted to the intermediary. Intermediaries are responsible for transmitting accepted orders and payments to the transfer agent within the time period agreed upon by them and will set times by which orders and payments must be received by them from their clients.

An order in proper form received and accepted after 4:00 p.m. will be priced at the NAV determined on the following business day and will begin to accrue dividends on such business day.

If payment is not received within the appropriate time period, the fund reserves the right to cancel the purchase order at its discretion, and the investor would be liable for any resulting losses or expenses incurred by the fund or the fund's transfer agent, including interest charges.

All times are Eastern time.

By Wire. To open an account by wire, or purchase additional shares, please call 1-800-373-9387 (inside the U.S. only) for more information.

By Compatible Computer Systems. You may input new account data, make initial and subsequent investments and retrieve an account number for your records by accessing The Lion Internet System. Please call a 1-800-373-9387 (inside the U.S. only) for more information about The Lion Internet System or any other compatible computerized trading system.

How to Sell Shares

You may sell (redeem) shares at any time by telephone or compatible computer facility.

Your shares will be priced at the next determined NAV. Your order will be processed promptly. If a request for redemption is received and accepted by the fund or a financial intermediary that serves as agent for the fund by 4:00 p.m., the order will receive the NAV determined on that day and the proceeds of the redemption ordinarily will be transmitted by wire in federal funds on the same day, and the shares will not receive the dividend declared on that day. Under certain circumstances (i.e., during periods of stressed market conditions or in cases of very large redemption requests), however, the fund may pay a portion or all of the redemption proceeds on the next business day. If the request is received and accepted after 4:00 p.m., or is transmitted through the National Securities Clearing Corporation, the shares will receive the dividend declared on that day, and the proceeds of the redemption ordinarily will be transmitted by wire in federal funds on the next business day. Orders submitted through a financial intermediary that does not serve as an agent for the fund are priced at the fund's NAV next calculated after the fund receives the order in proper form from the intermediary and accepts it, which may not occur on the day the order is submitted to the intermediary. All times are Eastern time.

The processing of redemptions may be suspended, and the delivery of redemption proceeds may be delayed depending on the circumstances, for any period: (i) during which the NYSE is closed (other than on holidays or weekends), or during which trading on the NYSE is restricted; (ii) when an emergency exists that makes the disposal of securities owned by the fund or the determination of the fair value of the fund's net assets not reasonably practicable; or (iii) as permitted by order of the Securities and Exchange Commission for the protection of fund shareholders. For these purposes, the Securities and Exchange Commission determines the conditions under which trading shall be deemed to be restricted and an emergency shall be deemed to exist.

Under normal circumstances, the fund expects to meet redemption requests by using cash it holds in its portfolio or selling portfolio securities to generate cash. In addition, pursuant to an interfund lending order granted by the Securities and Exchange Commission, the fund and certain other money market funds in the BNY Mellon Family of Funds may borrow money from certain money market funds in the BNY Mellon Family of Funds for temporary or emergency purposes to meet redemption requests. The fund also reserves the right to pay redemption proceeds in securities rather than cash (i.e., "redeem in-kind"), if the amount redeemed is large enough to affect fund operations or the redemption request is during stressed market conditions. Investors are urged to call BNY Institutional Services before effecting any large transactions. Securities distributed in connection with any such redemption in-kind are expected to generally represent the investor's pro rata portion of assets held by the fund immediately prior to the redemption, with adjustments as may be necessary in connection with, for example, restricted securities, odd lots or fractional shares. Any securities distributed in-kind will remain exposed to market risk until sold, and you may incur taxable gain when selling the securities.

By Wire. You may redeem shares by wire by calling 1-800-373-9387 (inside the U.S. only) to provide information about your transaction. Be sure the fund has your bank account information on file. Proceeds will be wired to your bank.

By Compatible Computer Systems. You may redeem shares by accessing The Lion Internet System or by other electronic means approved by BNY Institutional Services. Be sure to confirm your bank account information. Please call 1-800-373-937 (inside the U.S. only) for more information.

General Policies

The fund and the fund's transfer agent are authorized to act on telephone or online instructions from any person representing himself or herself to be you and reasonably believed by the fund or the transfer agent to be genuine. You may be responsible for any fraudulent telephone or online order as long as the fund or the fund's transfer agent (as applicable) takes reasonable measures to confirm that the instructions are genuine.

Money market funds generally are used by investors for short-term investments, often in place of bank checking or savings accounts, or for cash management purposes. Investors value the ability to add and withdraw their funds quickly, without restriction. For this reason, although BNYM Investment Adviser discourages excessive trading and other abusive trading practices, the fund has not adopted policies and procedures, or imposed redemption fees or other restrictions such as minimum holding periods, to deter frequent purchases and redemptions of fund shares. BNYM Investment Adviser also believes that money market funds, such as the fund, are not typically targets of abusive trading practices. However, frequent purchases and redemptions of the fund's shares could increase the fund's transaction costs, such as market spreads and custodial fees, and may interfere with the efficient management of the fund's portfolio, which could detract from the fund's performance. The fund reserves the right to reject any purchase or exchange request in whole or in part. Funds in the BNY Mellon Family of Funds that are not money market mutual funds have approved policies and procedures that are intended to discourage and prevent abusive trading practices in those mutual funds, which may apply to exchanges from or into the fund. If you plan to exchange your fund shares for shares of another fund in the BNY Mellon Family of Funds, please read the prospectus of that other fund for more information.

The fund also reserves the right to:

• change or discontinue fund exchanges, or temporarily suspend exchanges during unusual market conditions

• change its minimum investment amount

The fund also may process purchase and sale orders and calculate its NAV on days that the fund's primary trading markets are open and the fund's management determines to do so.

Escheatment

If your account is deemed "abandoned" or "unclaimed" under state law, the fund may be required to "escheat" or transfer the assets in your account to the applicable state's unclaimed property administration. The state may sell escheated shares and, if you subsequently seek to reclaim your proceeds of liquidation from the state, you may only be able to recover the amount received when the shares were sold. It is your responsibility to ensure that you maintain a correct address for your account, keep your account active by contacting the fund's transfer agent or distributor by mail or telephone or accessing your account through the fund's website at least once a year, and promptly cash all checks for dividends, capital gains and redemptions. The fund, the fund's transfer agent and BNYM Investment Adviser and its affiliates will not be liable to shareholders or their representatives for good faith compliance with state escheatment laws.

Distributions and Taxes

The fund earns dividends, interest and other income from its investments, and distributes this income (less expenses) to shareholders as dividends. The fund also realizes capital gains from its investments, and distributes these gains (less any losses) to shareholders as capital gain distributions. The fund ordinarily declares dividends from its net investment income on each day its NAV is calculated and normally pays dividends monthly and capital gain distributions, if any, annually. Fund dividends and capital gain distributions will be reinvested in the fund unless you instruct the fund otherwise. There are no fees or sales charges imposed by the fund on reinvestments.

The fund's distributions are taxable as ordinary income or capital gains (unless you are investing through a U.S. tax-advantaged investment plan, in which case taxes may be deferred).

The tax status of any distribution generally is the same regardless of how long you have been in the fund and whether you reinvest your distributions or take them in cash.

The tax status of your distributions will be detailed in your annual tax statement from the fund. Because everyone's tax situation is unique, please consult your tax adviser before investing.

Services for Fund Investors

Fund Exchanges

An investor may purchase, in exchange for shares of the fund, shares of any class of the following funds, provided the investor meets the eligibility requirements for investing in the new share class: (i) any Dreyfus Institutional Liquidity Fund, which currently includes only the fund; (ii) any Dreyfus Cash Management fund, which currently includes Dreyfus Government Cash Management, Dreyfus Government Securities Cash Management, Dreyfus Treasury Obligations Cash Management and Dreyfus Treasury Securities Cash Management (the Cash Management Funds); or (iii) any Dreyfus Institutional Preferred fund, which currently includes Dreyfus Institutional Preferred Government Money Market Fund, Dreyfus Institutional Preferred Treasury Obligations Fund and Dreyfus Institutional Preferred Treasury Securities Money Market Fund (the Institutional Preferred Funds). For purposes of the exchange privilege, the investor will be deemed to have met the required minimum initial investment if the investor holds, in the aggregate, the required minimum amount in one or more of the Cash Management Funds and Institutional Preferred Funds. You can request your exchange by calling 1-800-346-3621. If you are an Institutional Direct accountholder, please contact your BNY relationship manager for instructions.

Your exchange request will be processed on the same business day it is received in proper form, provided that each fund is open at the time of the request (i.e., the request is received by the latest time each fund calculates its NAV for that business day). If the exchange is accepted at a time of day after one or both of the funds is closed (i.e., at a time after the NAV for the fund has been calculated for that business day), the exchange will be processed on the next business day. An investor should be sure to read the current prospectus for any fund into which the investor is exchanging before investing. Any new account established through an exchange generally will have the same privileges as the original account (as long as they are available). There is currently no fee for exchanges.

Account Statements

Every investor in a fund in the BNY Mellon Family of Funds automatically receives regular account statements. Each investor will also be sent a yearly statement detailing the tax characteristics of any dividends and distributions the investor has received.

Financial Highlights

These financial highlights describe the performance of the fund's shares for the fiscal periods indicated. "Total return" shows how much your investment in the fund would have increased (or decreased) during each period, assuming you had reinvested all dividends and distributions. These financial highlights have been derived from the fund's financial statements, which have been audited by Ernst & Young LLP, an independent registered public accounting firm, whose report, along with the fund's financial statements, is included in the fund's Form N-CSR, which is available upon request.

	Year Ended November 30,
	2024	2023	2022	2021	2020
Per Share Data ($):
Net asset value, beginning of period	1.00	1.00	1.00	1.00	1.00
Investment Operations:
Net investment income	.052	.049	.013	.000[a]	.005
Distributions:
Dividends from net investment income	(.052)	(.049)	(.013)	(.000)[a]	(.005)
Dividends from net realized gain on investments	-	-	-	(.000)[a]	-
Total Distributions	(.052)	(.049)	(.013)	(.000)[a]	(.005)
Net asset value, end of period	1.00	1.00	1.00	1.00	1.00
Total Return (%)	5.33	5.00	1.29	.02	.45
Ratios/Supplemental Data (%):
Ratio of total expenses to average net assets	.09	.09	.09	.09	.09
Ratio of net expenses to average net assets	.09	.09	.08	.04	.09
Ratio of net investment income to average net assets	5.22	4.95	1.31	.01	.49
Net Assets, end of period ($ x 1,000)	9,316,402	11,310,684	9,108,494	8,978,467	10,340,876

a Amount represents less than $.001 per share.

For More Information

Dreyfus Treasury and Agency Liquidity Money Market Fund

A series of Dreyfus Institutional Liquidity Funds

More information on this fund is available free upon request, including the following:

Annual/Semi-Annual Report and Financial Statements

Additional information about the fund's investments is available in the fund's annual and semi-annual reports to shareholders and in Form N-CSR. The fund's Form N-CSR contains the fund's financial statements and lists the fund's portfolio holdings. The fund's most recent annual and semi-annual reports and other information, such as the fund's financial statements, are available at www.dreyfus.com.

Statement of Additional Information (SAI)

The SAI provides more details about the fund and its policies. A current SAI is available at www.dreyfus.com and is on file with the Securities and Exchange Commission (SEC). The SAI, as amended or supplemented from time to time, is incorporated by reference (and is legally considered part of this prospectus).

Portfolio Holdings

Dreyfus money market funds generally disclose, at www.dreyfus.com, their complete schedule of holdings on each business day, as of the preceding business day. Each Dreyfus money market fund's daily posting of its complete portfolio holdings will remain available on the website for six months. From time to time, the fund may make available certain portfolio characteristics, such as allocations, performance- and risk-related statistics, portfolio-level statistics and non-security specific attribution analyses, upon request.

A complete description of the fund's policies and procedures with respect to the disclosure of the fund's portfolio securities is available in the fund's SAI and at www.dreyfus.com.

To Obtain Information

By telephone. Call your BNY Institutional Services representative or 1-800-373-9387 (inside the U.S. only)

By mail. BNY Institutional Services, 144 Glenn Curtiss Boulevard, Uniondale, NY 11556-0144

By E-mail. Send your request to dreyfusserv@bny.com

On the Internet. Certain fund documents can be viewed online or downloaded from: www.dreyfus.com

Reports and other information about the fund are available on the EDGAR Database on the SEC's website at http://www.sec.gov, and that copies of this information may be obtained, after paying a duplicating fee, by electronic request at the following email address: publicinfo@sec.gov.

This prospectus does not constitute an offer or solicitation in any state or jurisdiction in which, or to any person to whom, such offering or solicitation may not lawfully be made.

SEC file number: 811-23296

© 2025 BNY Mellon Securities Corporation 4123P0325A